UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2012

SeraCare Life Sciences, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34105	33-0056054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

37 Birch Street, Milford, Massachusetts 01757

(Address of principal executive offices)

Registrant’s telephone number, including area code: (508) 244-6400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 24, 2012, SeraCare Life Sciences, Inc. (the "Company") issued a press release announcing the appointment of Charlie Mamrak as Chief Executive Officer and Harold (Bud) Ingalls as Chief Financial Officer. The press release also announced that Fran Lunger has been named Chairman of the Company's board of directors, and that Bill Drehkoff and Brian Miller of Linden, LLC have also joined the board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release by SeraCare Life Sciences, Inc., dated April 24, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERACARE LIFE SCIENCES, INC.

By:	/s/ Harold W. Ingalls
Name: Harold W. Ingalls
Title: Chief Financial Officer

Dated: April 25, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release by SeraCare Life Sciences, Inc., dated April 24, 2012